Exhibit 99.1

Western Alliance Reports Net Income of $39.9 Million or $1.41 Per Share for 2006 and $9.0 Million or $0.31 Per Share for the Fourth Quarter 2006

     LAS VEGAS--(BUSINESS WIRE)--Jan. 23, 2007--Western Alliance Bancorporation (NYSE:WAL) announced today its financial results for 2006 and the fourth quarter 2006.

     2006 Highlights:

     --   Net income of $39.9 million, up 42.1% from $28.1 million in 2005

     -- Diluted earnings per share of $1.41, net of a $0.10 per share charge related to securities portfolio restructuring, compared with $1.24 in 2005

     -- Net revenue (sum of net interest income and non-interest income) of $167 million, up 45.6% from $114 million in 2005

     -- Loans of $3.00 billion at December 31, 2006, up 67.5% or $1.21 billion from one year ago

     -- Deposits of $3.40 billion at December 31, 2006, up 42.0% or $1.01 billion from one year ago

     Fourth Quarter 2006 Highlights:

     -- Net income of $9.0 million, net of a charge to pre-tax earnings of $4.4 million related to the securities portfolio restructuring, down 22.1% from $11.6 million in the third quarter 2006 and up 6.7% from $8.4 million from the fourth quarter 2005

     -- Diluted earnings per share of $0.31, net of a $0.10 per share charge related to securities portfolio restructuring, down 22.5% from $0.40 in the third quarter 2006 and 8.8% from $0.34 in the fourth quarter 2005

     -- Net revenue (sum of net interest income and non-interest income) of $45.8 million, up 4.4% from $43.9 million in the third quarter 2006 and 43.2% from the fourth quarter 2005

     -- Loans of $3.00 billion at December 31, 2006, up 2.9% or $83.7 million from September 30, 2006

     -- Deposits of $3.40 billion at December 31, 2006, up 4.6% or $150 million from September 30, 2006

     Financial Performance

     Western Alliance Bancorporation reported net income of $39.9 million for 2006, up 42.1 percent from $28.1 million for 2005. Diluted earnings per share were $1.41, net of $0.10 per share charge for the securities portfolio restructuring and $0.03 per share charge for organizational costs for Alta Alliance Bank and non-recurring expenses related to the name change of our lead subsidiary to Bank of Nevada. For the fourth quarter 2006, net income was $9.0 million, up 6.7 percent from $8.4 million for the fourth quarter 2005. Earnings per share were $0.31 for the fourth quarter 2006, net of $0.10 per share charge for the securities portfolio restructuring, compared with $0.34 for the same period in 2005.

     The net interest margin was 4.41 percent in the fourth quarter 2006, compared with 4.42 percent in the third quarter 2006. The margin was 4.44 percent in the fourth quarter 2005.

     During the fourth quarter 2006, we liquidated $159 million of our securities portfolio and recognized a pre-tax loss of $4.4 million, or $0.10 per share. We expect this restructuring to prospectively improve our net interest margin and future earnings.

     Loans grew $84 million or 2.9 percent unannualized to $3.00 billion at December 31, 2006 from September 30, 2006 and $1.21 billion, including organic growth of $567 million or 31.6 percent, from December 31, 2005.

     Deposits grew $150 million or 4.6% unannualized to $3.40 billion at December 31, 2006 from September 30, 2006. From December 31, 2005, deposits grew $1.01 billion, including organic growth of $401 million and net of a reduction in non-interest title company deposits of $25 million. At December 31, 2006, non-interest bearing title company deposits totaled $314 million.

     "I am delighted to report that Western Alliance once again delivered exceptional performance in 2006 with earnings per share of $1.51, before a 10 cent restructuring charge, which was up 22 percent from 2005," said Robert Sarver, Chairman and Chief Executive Officer of Western Alliance. "Our organic loan growth for 2006 was 32 percent and our organic deposit growth was 17 percent, both of which I expect to be among the best in the industry. Our asset quality remained strong with net charge offs of only .03 percent of average loans for the year and nonperforming assets of only .03 percent of total assets at year end."

     Sarver continued, "During the fourth quarter of last year, we had loan growth of $84 million and our deposit growth accelerated to 18 percent on an annualized basis. Our interest margin was off only one basis point from the third quarter to 4.41 percent and rose throughout the quarter to 4.50 percent in December. Alta Alliance Bank, our new operation in the East Bay, was off to a strong start with $31 million in deposits at the end of 2006. We also opened an office in Sedona, Arizona and our service center in Las Vegas, Nevada, which will enable us to service customers with high cash needs in 2007."

     Income Statement

     Net interest income increased 41.8 percent to $40.6 million in the fourth quarter 2006 from $28.6 million in the fourth quarter 2005. The interest margin in the fourth quarter 2006 was 4.41 percent, compared with 4.42 percent in the third quarter 2006. The margin was 4.44 percent in the fourth quarter 2005.

     The provision for loan losses was $0.7 million for the fourth quarter 2006 compared with $1.0 million for the third quarter 2006 and $2.0 million for the fourth quarter 2005. Non-accrual loans were $1.4 million representing 0.05 percent of total loans at December 31, 2006, compared with 0.01 percent of total loans at December 31, 2005. Net charge offs were $0.3 million for the fourth quarter 2006, compared with $0.1 million for the same period in 2005.

     Non-interest income was $5.3 million for the fourth quarter 2006, up 54.6 percent from $3.4 million for the same period in 2005. For the third quarter 2006, non-interest income was $4.6 million.

     Net revenue was $45.8 million for the fourth quarter 2006, up 43.2 percent from $32.0 million for the fourth quarter 2005. For the third quarter 2006, net revenue was $43.9 million.

     Excluding the loss on the sale of securities, non-interest expense was $26.9 million for the fourth quarter 2006, up 58.0 percent from $17.1 million for the same period in 2005. For the third quarter 2006, non-interest expense was $25.1 million. We had 785 full-time equivalent employees on December 31, 2006 compared with 763 on September 30, 2006 and 537 on December 31, 2005. We had 31 full-service banking offices on December 31, 2006 compared with 29 at September 30, 2006 and 16 on December 31, 2005.

     Net income increased 6.7 percent to $9.0 million for the fourth quarter 2006 compared with $8.4 million for the same period last year. Diluted earnings per share were $0.31, net of a $0.10 per share charge related to the securities portfolio restructuring, compared with $0.34 for the fourth quarter 2005, a decrease of 8.8 percent. Average diluted shares increased 16.8 percent to 29.3 million for the fourth quarter 2006 compared with 25.1 million for the fourth quarter 2005.

     For 2006, net income increased 42.1 percent to $39.9 million from $28.1 million for 2005. Earnings per share increased 13.7 percent to $1.41 from $1.24 in 2005. Average diluted shares increased 24.4 percent to 28.2 million compared to 22.7 million last year.

     Balance Sheet

     Loans totaled $3.00 billion at December 31, 2006, an increase of 2.9 percent unannualized from September 30, 2006 and 67.5 percent from $1.79 billion at December 31, 2005. At December 31, 2006 the allowance for loan losses was
1.12 percent of gross loans, compared to 1.13 percent at September 30, 2006 and
1.18 percent at December 31, 2005.

     Deposits totaled $3.40 billion at December 31, 2006, an increase of $150 million from September 30, 2006 and $1.01 billion from $2.39 billion at December 31, 2005. Non-interest bearing deposits, which include title company deposits for which the Company incurs non-interest expense for the benefit of the depositor, comprised 34.1 percent of total deposits at December 31, 2006. At year end, 27.1 percent of non-interest bearing deposits were from title companies, compared with 25.9 percent at September 30, 2006 and 30.5 percent at December 31, 2005. Customer repurchase agreements increased $22 million from September 30, 2006 to $171 million at December 31, 2006, and more than doubled from $78 million at December 31, 2005. Net of acquisitions, total deposits and customer repurchase agreements increased $493 million or 20.0% to $3.57 billion at December 31, 2006 from year-end 2005. At December 31, 2006 the company's loan to deposit ratio was 88.3 percent compared with 74.9 percent one year earlier.

     Wholesale borrowings totaled $69 million at December 31, 2006, a decrease of 14.3 percent from $80.5 million at December 31, 2005. Junior subordinated and subordinated debt increased $71 million from one year ago, due to a combination of debt issuances and debt acquired through mergers. Fed funds sold totaled $121 million at December 31, 2006, up 91.8 percent from $63 million one year earlier.

     Stockholders' equity increased $164 million from December 31, 2005 to $409 million at December 31, 2006, due primarily to the issuance of 3.4 million shares in connection with the Intermountain acquisition on March 31, 2006 and the private placement of 0.3 million shares to local investors in connection with the formation of Alta Alliance Bank. At December 31, 2006 tangible common equity was 6.5 percent of tangible assets and total risk-based capital was 11.3 percent of risk-weighted assets.

     Total assets increased 45.9 percent to $4.17 billion at December 31, 2006 from $2.86 billion at December 31, 2005. Of this growth, $467 million was organic, while $845 million represents the June 30, 2006 assets acquired through the Bank of Nevada and Intermountain mergers on April 28, 2006 and March 31, 2006, respectively.

     Operating Unit Highlights

     During the fourth quarter 2006, the Company transferred certain loan balances among the affiliates. Net of these transfers, Bank of Nevada reported loan growth of $78 million during the fourth quarter 2006 and $997 million for the full year to $2.09 billion at December 31, 2006. Deposits increased $23 million and $720 million to $2.33 billion during the same periods, respectively. Loans and deposits acquired through mergers by Bank of Nevada were $642 million and $606 million, respectively. Net income at Bank of Nevada was $9.0 million during the fourth quarter 2006 compared with $10.9 million during the third quarter 2006 and $7.2 million for the same period one year ago. For the full year, net income was $37.1 million, up 46.6% from $25.3 million in 2005.

     Net of loans transferred to affiliates, Alliance Bank of Arizona reported a reduction of loans of $4 million during the fourth quarter 2006 and growth of $127 million for the full year to $507 million. Deposits increased $81 million and $96 million to $553 million during the same periods, respectively. Net income at Alliance Bank of Arizona was $0.9 million during the fourth quarter 2006 compared with $1.3 million during the third quarter 2006 and $0.9 million for the same period one year ago. For the full year, net income was $4.2 million up 38.8% from $3.0 million in 2005.

     Net of loans transferred from affiliates, Torrey Pines Bank reported loan growth of $2 million during the fourth quarter 2006 and $98 million for the full year to $414 million. Deposits decreased $5 million and increased $156 million to $492 million during the same periods, respectively. Net income at Torrey Pines Bank was $1.0 million during the fourth quarter 2006 compared with $1.3 million during the third quarter 2006 and $0.8 million during the fourth quarter 2005. For the full year, net income was $4.5 million, up 105.1% from $2.2 million in 2005.

     Alta Alliance Bank, which opened October 16, 2006, had loans of $8 million and deposits of $31 million at December 31, 2006.

     Assets under management at Miller/Russell and Associates were $1.40 billion at December 31, 2006, up 20.7 percent from $1.11 billion at December 31, 2005. At Premier Trust, assets under management increased 94.2 percent from $132 million to $256 million from December 31, 2005 to December 31, 2006. Total trust assets increased 45.3 percent from $296 million to $430 million for the same period.

     Attached to this press release is summarized financial information for the quarter and year ended December 31, 2006.

     Conference Call

     Western Alliance Bancorporation will host a conference call to discuss its fourth quarter 2006 financial results at noon ET on Wednesday, January 24, 2007. Participants may access the call by dialing 800-289-0528, using the pass code 4554184. The call will be recorded and made available for replay after 5:00 p.m. ET January 24, 2007, until 11 p.m. ET January 31, 2007, by dialing 888-203-1112 using the pass code 4554184.

     Cautionary Note Regarding Forward-Looking Statements

     This release contains forward-looking statements that relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. The forward-looking statements contained herein reflect our current views about future events and financial performance and are subject to risks, uncertainties, assumptions and changes in circumstances that may cause our actual results to differ significantly from historical results and those expressed in any forward-looking statement. Some factors that could cause actual results to differ materially from historical or expected results include: factors listed in the initial public offering registration statement as filed with the Securities and Exchange Commission; changes in general economic conditions, either nationally or locally in the areas in which we conduct or will conduct our business; inflation, interest rate, market and monetary fluctuations; increases in competitive pressures among financial institutions and businesses offering similar products and services; higher defaults on our loan portfolio than we expect; changes in management's estimate of the adequacy of the allowance for loan losses; legislative or regulatory changes or changes in accounting principles, policies or guidelines; management's estimates and projections of interest rates and interest rate policy; the execution of our business plan; and other factors affecting the financial services industry generally or the banking industry in particular.

     We do not intend and disclaim any duty or obligation to update or revise any industry information or forward-looking statements set forth in this press release to reflect new information, future events or otherwise.

     About Western Alliance Bancorporation

     Western Alliance Bancorporation is the parent company of Bank of Nevada, Alliance Bank of Arizona, Torrey Pines Bank, Alta Alliance Bank, Miller/Russell & Associates, and Premier Trust. These dynamic companies provide a broad array of banking, leasing, trust, investment, and mortgage services to clients in Nevada, Arizona and California. Staffed with experienced financial professionals, these organizations deliver a broader product array and larger credit capacity than community banks, yet are empowered to be more responsive to customers' needs than larger institutions. Additional investor information can be accessed on the Investor Relations page of the company's website, westernalliancebancorp.com.


Western Alliance Bancorporation and Subsidiaries
Summary Consolidated Financial Data
Unaudited
                                          At or for the three months
                                                ended Dec. 31,
                                           2006      2005    Change %
----------------------------------------------------------------------


Selected Balance Sheet Data:
($ in millions)
Total assets                             $4,169.6  $2,857.3    45.9 %


Gross loans, including net deferred fees  3,003.3   1,793.4    67.5
Securities                                  542.0     748.5   -27.6
Federal funds sold                          121.2      63.2    91.8
Deposits                                  3,400.4   2,393.9    42.0
Borrowings                                  239.7     158.7    51.0
Junior subordinated and subordinated
 debt                                       101.9      30.9   229.8
Stockholders' equity                        408.6     244.2    67.3


Selected Income Statement Data:
($ in thousands)
Interest income                           $67,163   $38,975    72.3 %
Interest expense                           26,588    10,360   156.6
                                         --------- ---------
Net interest income                        40,575    28,615    41.8

Provision for loan losses                     709     1,962   -63.9
                                         --------- ---------

Net interest income after provision for
 loan losses                               39,866    26,653    49.6

Loss from sale of securities                4,436         -   100.0
Non-interest income                         5,260     3,403    54.6
Non-interest expense                       26,939    17,050    58.0
                                         --------- ---------

Income before income taxes                 13,751    13,006     5.7
Income tax expense                          4,744     4,564     3.9
                                         --------- ---------
Net Income                                 $9,007    $8,442     6.7
                                         ========= =========

Common Share Data:
Net income per share:
   Basic                                    $0.34     $0.37    -8.1
   Diluted                                   0.31      0.34    -8.8

Book value per share                        15.09     10.71    40.9

Tangible book value per share                9.64     10.48    -8.0
Average shares outstanding (in
 thousands):
   Basic                                   26,790    22,807    17.5
   Diluted                                 29,317    25,095    16.8

Common shares outstanding                  27,085    22,810    18.7

Western Alliance Bancorporation and Subsidiaries
Summary Consolidated Financial Data (continued)
Unaudited
                                          At or for the three months
                                                ended Dec. 31,
                                           2006      2005    Change %
----------------------------------------------------------------------

Selected Performance Ratios:

Return on average assets (1)                 0.87 %    1.22 % -28.7 %

Return on average stockholders' equity
 (1)                                         8.94     13.42   -33.4

Return on average tangible stockholders'
 equity (1)                                 13.18     13.70    -3.8

Net interest margin (1)                      4.41      4.44    -0.7

Net interest spread                          3.28      3.44    -4.7
Efficiency ratio                            58.77     53.25    10.4

Loan to deposit ratio                       88.32     74.92    17.9

Capital Ratios:

   Tangible Common Equity                     6.5 %     8.4 % -22.6
   Leverage ratio                             8.4      10.2   -17.6

   Tier 1 Risk Based Capital                  9.3      12.8   -27.3

   Total Risk Based Capital                  11.3      13.8   -18.1

Asset Quality Ratios:

Net charge-offs to average loans
 outstanding (1)                             0.04 %    0.01 % 300.0


Non-accrual loans to gross loans             0.05      0.01   400.0


Non-accrual loans to total assets            0.03      0.00   100.0


Loans past due 90 days and still
 accruing to total loans                     0.03      0.00   100.0


Allowance for loan losses to gross loans     1.12      1.18    -5.1



                                          greater   greater
Allowance for loan losses to non-accrual   than 10   than 10
 loans                                     times     times

Western Alliance Bancorporation and Subsidiaries
Summary Consolidated Financial Data
Unaudited
                                                  For the year
                                                 ended Dec. 31,
                                            2006      2005    Change %
----------------------------------------------------------------------


Selected Balance Sheet Data:
($ in millions)
Total assets


Gross loans, including net deferred fees
Securities
Federal funds sold
Deposits
Borrowings
Junior subordinated and subordinated
 debt
Stockholders' equity


Selected Income Statement Data:
($ in thousands)
Interest income                           $233,085  $134,910    72.8 %
Interest expense                            84,297    32,568   158.8
                                         ---------- ---------
Net interest income                        148,788   102,342    45.4

Provision for loan losses                    4,660     6,179   -24.6
                                         ---------- ---------

Net interest income after provision for
 loan losses                               144,128    96,163    49.9

Loss from sale of securities                 4,436         -   100.0
Non-interest income                         17,870    12,138    47.2
Non-interest expense                        96,086    64,864    48.1
                                         ---------- ---------

Income before income taxes                  61,476    43,437    41.5
Income tax expense                          21,587    15,372    40.4
                                         ---------- ---------
Net Income                                 $39,889   $28,065    42.1
                                         ========== =========

Common Share Data:
Net income per share:
   Basic                                     $1.56     $1.36    14.7
   Diluted                                    1.41      1.24    13.7

Book value per share

Tangible book value per share
Average shares outstanding (in
 thousands):
   Basic                                    25,610    20,583    24.4
   Diluted                                  28,204    22,666    24.4

Common shares outstanding

Western Alliance Bancorporation and Subsidiaries
Summary Consolidated Financial Data (continued)
Unaudited
                                                  For the year
                                                 ended Dec. 31,
                                            2006      2005    Change %
----------------------------------------------------------------------

Selected Performance Ratios:

Return on average assets (1)                  1.09 %    1.13 %  -3.5 %

Return on average stockholders' equity
 (1)                                         11.45     14.37   -20.3

Return on average tangible stockholders'
 equity (1)                                  14.20     14.76    -3.8

Net interest margin (1)                       4.52      4.41     2.5

Net interest spread                           3.40      3.54    -4.0
Efficiency ratio                             57.65     56.66     1.7

Loan to deposit ratio

Capital Ratios:

   Tangible Common Equity
   Leverage ratio

   Tier 1 Risk Based Capital

   Total Risk Based Capital

Asset Quality Ratios:

Net charge-offs to average loans
 outstanding (1)                              0.03 %    0.02 %  27.2


Non-accrual loans to gross loans


Non-accrual loans to total assets


Loans past due 90 days and still
 accruing to total loans


Allowance for loan losses to gross loans


Allowance for loan losses to non-accrual loans

===================================================
(1) Annualized for the three and twelve-month periods ended December 31, 2006 and 2005.


Western Alliance Bancorporation and Subsidiaries

Condensed Consolidated Statements of Income
Unaudited                      Three Months Ended     Years Ended
                                  December 31,        December 31,
(in thousands, except per
 share data)
                                2006      2005      2006      2005
----------------------------------------------------------------------
Interest income on:
Loans, including fees           $59,526   $31,215  $203,792  $102,481
Securities                        7,037     7,285    27,496    30,034

Federal funds sold and other        600       475     1,797     2,395
                              ----------------------------------------
     Total interest income       67,163    38,975   233,085   134,910
                              ----------------------------------------
Interest expense on:
Deposits                         21,284     8,422    65,612    25,546
Borrowings                        3,743     1,345    13,825     4,909

Junior subordinated and
 subordinated debt                1,561       593     4,860     2,113
                              ----------------------------------------
     Total interest expense      26,588    10,360    84,297    32,568
                              ----------------------------------------
     Net interest income         40,575    28,615   148,788   102,342
Provision for loan losses           709     1,962     4,660     6,179
                              ----------------------------------------
     Net interest income after
      provision for loan
      losses                     39,866    26,653   144,128    96,163
                              ----------------------------------------

Loss from sale of securities      4,436         -     4,436         -
Other income:
Trust and investment advisory
 services                         2,011     1,591     7,346     5,699
Service charges                     996       637     3,450     2,495
Bank owned life insurance           799       619     2,661     1,664
Other                             1,454       556     4,413     2,280
                              ----------------------------------------
                                  5,260     3,403    17,870    12,138
                              ----------------------------------------
Other expense:
Compensation                     15,415     9,767    54,767    36,816
Occupancy                         3,812     2,619    12,958     9,819
Customer service                  1,655       790     6,684     3,720
Organizational costs                123         -       977         -
Other                             5,934     3,874    20,700    14,509
                              ----------------------------------------
                                 26,939    17,050    96,086    64,864
                              ----------------------------------------

     Income before income
      taxes                      13,751    13,006    61,476    43,437

Income tax expense                4,744     4,564    21,587    15,372
                              ----------------------------------------

Net income                       $9,007    $8,442   $39,889   $28,065
                              ========================================

Earnings per share:
Basic                             $0.34     $0.37     $1.56     $1.36
                              ========================================
Diluted                           $0.31     $0.34     $1.41     $1.24
                              ========================================


Western Alliance Bancorporation and Subsidiaries
Five Quarter Condensed Consolidated Statements of Income
Unaudited
                                         Quarter ended
                         ---------------------------------------------
($ in thousands,         Dec. 31, Sep. 30, Jun. 30, Mar. 31, Dec. 31,
   except per share data)  2006     2006     2006     2006     2005
----------------------------------------------------------------------
Interest income on:
Loans, including fees     $59,526  $57,508  $52,004  $34,754  $31,215
Securities                  7,037    6,541    6,759    7,159    7,285

Federal funds sold and
 other                        600      295      619      283      475
                         ---------------------------------------------
     Total interest
      income               67,163   64,344   59,382   42,196   38,975
                         ---------------------------------------------
Interest expense on:
Deposits                   21,284   18,987   15,417    9,924    8,422
Borrowings                  3,743    4,487    3,284    2,311    1,345

Junior subordinated and
 subordinated debt          1,561    1,594    1,138      567      593
                         ---------------------------------------------
     Total interest
      expense              26,588   25,068   19,839   12,802   10,360
                         ---------------------------------------------
     Net interest income   40,575   39,276   39,543   29,394   28,615
Provision for loan losses     709      953    2,456      542    1,962
                         ---------------------------------------------
     Net interest income
      after provision for
      loan losses          39,866   38,323   37,087   28,852   26,653
                         ---------------------------------------------
Loss from sale of
 securities                 4,436        -        -        -        -
Other income:
Trust and other fees        2,011    1,897    1,862    1,576    1,591
Service charges               996      918      867      669      637
Bank owned life insurance     799      641      609      612      619
Other                       1,454    1,175    1,144      640      556
                         ---------------------------------------------
                            5,260    4,631    4,482    3,497    3,403
                         ---------------------------------------------
Other expense:
Compensation               15,415   14,243   13,532   11,577    9,767
Occupancy                   3,812    3,556    3,140    2,450    2,619
Customer service            1,655    1,817    1,963    1,249      790
Organizational costs          123      426      428        -        -
Other                       5,934    5,015    5,507    4,244    3,874
                         ---------------------------------------------
                           26,939   25,057   24,570   19,520   17,050
                         ---------------------------------------------
Income before income
 taxes                     13,751   17,897   16,999   12,829   13,006

Income tax expense          4,744    6,330    6,122    4,391    4,564
                         ---------------------------------------------

Net income                 $9,007  $11,567  $10,877   $8,438   $8,442
                         =============================================

Earnings per share:
Basic                       $0.34    $0.44    $0.41    $0.37    $0.37
                         =============================================
Diluted                     $0.31    $0.40    $0.38    $0.33    $0.34
                         =============================================


Western Alliance Bancorporation and Subsidiaries
Five Quarter Condensed Consolidated Balance Sheets
Unaudited
                     Dec. 31,  Sep. 30,  Jun. 30,  Mar. 31,  Dec. 31,
($ in millions)        2006     2006      2006      2006      2005
----------------------------------------------------------------------
Assets
Cash and due from
 banks                 $143.7    $103.3    $137.5    $141.7    $111.2
Federal funds sold      121.2     103.8      86.8     221.6      63.2

                     -------------------------------------------------
     Cash and cash
      equivalents       264.9     207.1     224.3     363.3     174.4
                     -------------------------------------------------

Securities              542.0     554.1     587.0     624.9     748.5
Gross loans,
 including net
 deferred loan fees:
   Construction         715.5     768.7     769.2     631.0     432.7
   Real estate:
     Commercial       1,232.3   1,168.8   1,061.0     886.2     727.2
     Residential        384.1     385.4     350.6     315.9     272.9
   Commercial           645.5     574.2     568.8     501.6     342.5
   Consumer              29.6      26.1      26.7      23.3      20.4
   Net deferred fees     (3.7)     (3.6)     (3.7)     (3.8)     (2.3)
                     -------------------------------------------------
                      3,003.3   2,919.6   2,772.6   2,354.2   1,793.4

Less: Allowance for
 loan losses            (33.6)    (33.1)    (32.2)    (27.7)    (21.2)
                     -------------------------------------------------
     Loans, net       2,969.7   2,886.5   2,740.4   2,326.5   1,772.2
                     -------------------------------------------------
Premises and
 equipment, net          99.9      93.8      82.7      71.9      58.4
Bank owned life
 insurance               82.1      56.3      55.6      52.4      51.8
Goodwill and other
 intangibles            147.5     146.7     145.3      92.0       5.2
Other assets             63.5      58.3      54.3      49.1      46.8
                     -------------------------------------------------
     Total assets    $4,169.6  $4,002.8  $3,889.6  $3,580.1  $2,857.3
                     =================================================

Western Alliance Bancorporation and Subsidiaries
Five Quarter Condensed Consolidated Balance Sheets (continued)

                     Dec. 31,  Sep. 30,  Jun. 30,  Mar. 31,  Dec. 31,
($ in millions)        2006     2006      2006      2006      2005
----------------------------------------------------------------------
Liabilities and
 Stockholders' Equity
Liabilities

Non-interest bearing
 demand deposits     $1,158.2  $1,058.7  $1,188.8  $1,186.6    $980.0
Interest bearing
 deposits:
Demand                  242.4     249.3     261.4     240.6     122.3
Savings and money
 market               1,407.9   1,403.6   1,231.2   1,086.3     949.6

Time, $100 and over     524.9     460.4     429.2     380.9     316.2
Other time               67.0      78.3      87.8      63.0      25.8
                     -------------------------------------------------
                      3,400.4   3,250.3   3,198.4   2,957.4   2,393.9

Customer repurchase
 agreements             170.7     149.2     138.5      90.4      78.2
Borrowings               69.0     110.0      88.1     108.6      80.5
Junior subordinated
 and subordinated
 debt                   101.9      81.9      81.9      41.2      30.9


Accrued interest
 payable and other
 liabilities             19.0      18.1      15.6      26.2      29.6
                     -------------------------------------------------
     Total
      liabilities     3,761.0   3,609.5   3,522.5   3,223.8   2,613.1
                     -------------------------------------------------
Stockholders' Equity
Common stock and
 additional paid-in
 capital                287.5     285.6     274.6     271.9     167.6
Retained earnings       126.2     117.2     105.6      94.7      86.3

Accumulated other
 comprehensive loss      (5.1)     (9.5)    (13.1)    (10.3)     (9.7)
                     -------------------------------------------------

     Total
      stockholders'
      equity            408.6     393.3     367.1     356.3     244.2
                     -------------------------------------------------


     Total
      liabilities and
      stockholders'
      equity         $4,169.6  $4,002.8  $3,889.6  $3,580.1  $2,857.3
                     =================================================


Western Alliance Bancorporation and
 Subsidiaries

Condensed Consolidated Statement of
Changes in Stockholders' Equity
Unaudited                             Years Ended Dec. 31
                                  2006                  2005
                             Shares                Shares
(in thousands)            Outstanding   Amount  Outstanding   Amount
----------------------------------------------------------------------
Balance, beginning of
 period                        22,810  $244,223      18,249  $133,571
Net income                          -    39,889           -    28,065
Other comprehensive income
 (loss), net of tax:
     Net unrealized
      holding gains
      (losses) on
      securities available
      for sale                      -     4,545           -    (4,586)
Common stock issued
 through offering                 263     9,057       4,200    85,063
Common stock and options
 issued in acquisition          3,390   104,410           -         -
Stock options exercised           319     2,660         228     1,222
Stock warrants exercised           72       546         106       806
Restricted and other stock
 granted, net                     208     1,857          27         -
Stock-based compensation
 expense                           23     1,392           -        82
                          --------------------------------------------
Balance, end of period         27,085  $408,579      22,810  $244,223
                          ============================================


Western Alliance Bancorporation and Subsidiaries
Changes in the Allowance For Loan Losses
Unaudited
                                         Quarter Ended
                         Dec. 31, Sep. 30, Jun. 30, Mar. 31, Dec. 31,
(in thousands)             2006     2006     2006     2006     2005
----------------------------------------------------------------------

Balance, beginning of
 period                   $33,110  $32,158  $27,689  $21,192  $19,288
Acquisitions                    -      403    2,488    5,877        -
Provisions charged to
 operating expenses           709      953    2,456      542    1,962
Recoveries of loans
 previously charged-off:
     Construction and
      land development          -        -        -        -        -
     Commercial real
      estate                    -        -        -        -        -
     Residential real
      estate                    -        -        -        5        -
     Commercial and
      industrial               81       16       99      128        8
     Consumer                  51        5       21       30       16
                         ---------------------------------------------
          Total
           recoveries         132       21      120      163       24
Loans charged-off:
     Construction and
      land development         64        -        -        -        -
     Commercial real
      estate                    -        -        -        -        -
     Residential real
      estate                    -        -        -        -        -
     Commercial and
      industrial              198      398      594       83       13
     Consumer                 138       27        1        2       69
                         ---------------------------------------------
          Total charged-
           off                400      425      595       85       82
Net charge-offs
 (recoveries)                 268      404      475      (78)      58
                         ---------------------------------------------
Balance, end of period    $33,551  $33,110  $32,158  $27,689  $21,192
                         =============================================

Net charge-offs
 (recoveries)
 (annualized) to average
 loans outstanding           0.04%    0.06%    0.07%   -0.02%    0.01%
Allowance for loan
 losses to gross loans       1.12     1.13     1.16     1.18     1.18
Non-accrual loans          $1,417     $604      $20      $29     $107
Other impaired loans          839    1,351        -        -        -
Loans past due 90 days,
 still accruing               794       18      213      394       34


Western Alliance Bancorporation and Subsidiaries

Average Balances, Yields and Rates Paid
Unaudited
                           Three Months Ended December 31,
                          2006                        2005
----------------------------------------------------------------------

                                   Average                     Average
                Average             Yield/  Average             Yield/
                 Balance  Interest   Cost    Balance  Interest   Cost
                  in        in                in        in
Earning Assets  millions  thousands         millions  thousands
Securities        $584.2    $6,805   4.72%    $709.7    $7,131   4.01%
Federal funds
 sold               45.5       600   5.23%      45.7       475   4.12%
Loans            3,014.0    59,526   7.84%   1,791.1    31,215   6.91%
Federal Home
 Loan Bank
 stock              18.0       232   5.11%      14.2       154   4.31%
               --------------------------- ---------------------------
Total earnings
 assets          3,661.7    67,163   7.29%   2,560.7    38,975   6.05%
Non-earning
 Assets
Cash and due
 from banks        104.4                        80.4
Allowance for
 loan losses       (33.2)                      (20.0)
Bank-owned
 life
 insurance          69.5                        51.4
Other assets       291.1                        75.3
               ----------                  ----------
Total assets    $4,093.5                    $2,747.8
               ==========                  ==========
Interest
 Bearing
 Liabilities
Sources of
 Funds
Interest-
 bearing
 deposits:
Interest
 checking         $248.5     1,650   2.63%    $115.4       188   0.65%
Savings and
 money market    1,424.7    13,278   3.70%     935.3     5,629   2.39%
Time deposits      552.7     6,356   4.56%     318.6     2,605   3.24%
               --------------------------- ---------------------------
                 2,225.9    21,284   3.79%   1,369.3     8,422   2.44%
Borrowings         320.8     3,743   4.63%     175.2     1,345   3.05%
Junior
 subordinated
 and
 subordinated
 debt               82.9     1,561   7.47%      30.9       593   7.61%
               -------------------------------------------------------
Total
 interest-
 bearing
 liabilities     2,629.6    26,588   4.01%   1,575.4    10,360   2.61%
Non-interest
 Bearing
 Liabilities
Noninterest-
 bearing
 demand
 deposits        1,042.2                       909.9
Other
 liabilities        21.9                        12.9
Stockholders'
 equity            399.8                       249.6


               ----------                  ----------
Total
 liabilities
 and
 stockholders'
 equity         $4,093.5                    $2,747.8
               ==========                  ==========
Net interest
 income and
 margin                    $40,575   4.41%             $28,615   4.44%
                         ==========                  ==========
Net interest
 spread                              3.28%                       3.44%


Western Alliance Bancorporation and Subsidiaries

Operating Segment Results
Unaudited


                                         Alliance
                                           Bank     Torrey    Alta
                                 Bank       of      Pines   Alliance
($ in millions)                of Nevada  Arizona    Bank     Bank
---------------------------------------------------------------------
At Dec. 31, 2006:
Assets                          $2,904.1   $643.3    $581.6    $56.2

Gross loans and deferred fees    2,094.5    506.7     414.4      7.7
Less: Allowance for loan
 losses                            (23.2)    (5.7)     (4.6)    (0.1)
                              ----------------------------------------
Net loans                        2,071.3    501.0     409.8      7.6
                              ----------------------------------------
Deposits                         2,326.4    552.9     491.6     31.3

Stockholders' equity               336.2     51.5      39.4     24.1

Number of branches                    15        9         6        1
Number of full-time equivalent
 employees                           472      135       110        9

(in thousands)
Three Months Ended Dec. 31,
 2006:

Net interest income              $29,230   $6,327    $6,005     $226
Provision for loan losses
                                     740     (243)      131       81
                              ----------------------------------------

Net interest income after
 provision for loan losses        28,490    6,570     5,874      145

Loss from sale of securities      (3,374)    (908)     (154)       -

Noninterest income                 2,360      884       382       45
Noninterest expense
                                 (13,987)  (5,109)   (4,378)  (1,859)
                              ----------------------------------------
Income (loss) before income
 taxes                            13,489    1,437     1,724   (1,669)
Income tax expense (benefit)
                                   4,496      559       718     (659)
                              ----------------------------------------
Net income (loss)                 $8,993     $878    $1,006  $(1,010)
                              ========================================
(in thousands)
Year Ended Dec. 31, 2006:

Net interest income             $105,127  $24,615   $22,397     $226
Provision for loan losses
                                   3,134      340     1,105       81
                              ----------------------------------------

Net interest income after
 provision for loan losses       101,993   24,275    21,292      145

Loss from sale of securities      (3,374)    (908)     (154)       -

Noninterest income                 7,979    2,523     1,479       45
Noninterest expense
                                 (50,867) (19,128)  (15,005)  (1,859)
                              ----------------------------------------
Income (loss) before income
 taxes                            55,731    6,762     7,612   (1,669)
Income tax expense (benefit)
                                  18,668    2,563     3,088     (659)
                              ----------------------------------------
Net income (loss)                $37,063   $4,199    $4,524  $(1,010)
                              ========================================

Western Alliance Bancorporation and Subsidiaries

Operating Segment Results



                                         Alliance
                                           Bank     Torrey    Alta
                                 Bank       of      Pines   Alliance
($ in millions)                of Nevada  Arizona    Bank     Bank
---------------------------------------------------------------------
At Dec. 31, 2005:
Assets                          $1,886.7   $520.0    $405.0       $-

Gross loans and deferred fees    1,083.7    404.6     305.1        -
Less: Allowance for loan
 losses                            (12.3)    (5.5)     (3.4)       -
                              ----------------------------------------
Net loans                        1,071.4    399.1     301.7        -
                              ----------------------------------------
Deposits                         1,606.8    457.2     335.3        -

Stockholders' equity               128.0     43.6      33.4        -

Number of branches                     5        7         4        -
Number of full-time equivalent
 employees                           299      122        77        -

(in thousands)
Three Months Ended Dec. 31,
 2005:

Net interest income              $18,798   $5,409    $4,531       $-
Provision for loan losses
                                     875      623       464        -
                              ----------------------------------------

Net interest income after
 provision for loan losses        17,923    4,786     4,067        -

Noninterest income                 1,505      376       250        -
Noninterest expense
                                  (8,571)  (3,695)   (2,952)       -
                              ----------------------------------------
Income (loss) before income
 taxes                            10,857    1,467     1,365        -
Income tax expense (benefit)
                                   3,639      562       556        -
                              ----------------------------------------
Net income (loss)                 $7,218     $905      $809       $-
                              ========================================
(in thousands)
Year Ended Dec. 31, 2005:

Net interest income              $70,004  $18,878   $14,646       $-
Provision for loan losses
                                   2,692    2,040     1,447        -
                              ----------------------------------------

Net interest income after
 provision for loan losses        67,312   16,838    13,199        -

Noninterest income                 5,335    1,359       738        -
Noninterest expense
                                 (34,669) (13,298)  (10,234)       -
                              ----------------------------------------
Income (loss) before income
 taxes                            37,978    4,899     3,703        -
Income tax expense (benefit)
                                  12,636    1,874     1,497        -
                              ----------------------------------------
Net income (loss)                $25,342   $3,025    $2,206       $-
                              ========================================

Western Alliance Bancorporation and Subsidiaries

Operating Segment Results

Unaudited

                                                 Inter-
                                                segment     Consoli-
                                                 Elimi-      dated
($ in millions)                        Other    nations     Company
----------------------------------- ----------------------------------
At Dec. 31, 2006:
Assets                                 $481.3     $(496.9)   $4,169.6

Gross loans and deferred fees               -       (20.0)   $3,003.3
Less: Allowance for loan losses
                                            -           -       (33.6)
                                   -----------------------------------
Net loans                                   -       (20.0)    2,969.7
                                   -----------------------------------
Deposits                                    -        (1.8)    3,400.4

Stockholders' equity                    416.5      (459.1)      408.6

Number of branches                          -           -          31
Number of full-time equivalent
 employees                                 59           -         785

(in thousands)

Three Months Ended Dec. 31, 2006:

Net interest income                   $(1,213)         $-     $40,575
Provision for loan losses
                                            -           -         709
                                   -----------------------------------

Net interest income after provision
 for loan losses                       (1,213)          -      39,866

Loss from sale of securities                -           -      (4,436)

Noninterest income                     12,198     (10,609)      5,260
Noninterest expense
                                       (2,056)        450     (26,939)
                                   -----------------------------------

Income (loss) before income taxes       8,929     (10,159)     13,751
Income tax expense (benefit)
                                         (370)          -       4,744
                                   -----------------------------------
Net income (loss)                      $9,299    $(10,159)     $9,007
                                   ===================================
(in thousands)
Year Ended Dec. 31, 2006:

Net interest income                   $(3,580)         $3    $148,788
Provision for loan losses
                                            -           -       4,660
                                   -----------------------------------

Net interest income after provision
 for loan losses                       (3,580)          3     144,128

Loss from sale of securities                -           -      (4,436)

Noninterest income                     52,639     (46,795)     17,870
Noninterest expense
                                      (10,793)      1,566     (96,086)
                                   -----------------------------------

Income (loss) before income taxes      38,266     (45,226)     61,476
Income tax expense (benefit)
                                       (2,073)          -      21,587
                                   -----------------------------------
Net income (loss)                     $40,339    $(45,226)    $39,889
                                   ===================================

Western Alliance Bancorporation and Subsidiaries

Operating Segment Results



                                                 Inter-
                                                segment     Consoli-
                                                 Elimi-      dated
($ in millions)                        Other    nations     Company
----------------------------------- ----------------------------------
At Dec. 31, 2005:
Assets                                 $284.4     $(238.8)   $2,857.3

Gross loans and deferred fees               -           -     1,793.4
Less: Allowance for loan losses
                                            -           -       (21.2)
                                   -----------------------------------
Net loans                                   -           -     1,772.2
                                   -----------------------------------
Deposits                                    -        (5.4)    2,393.9

Stockholders' equity                    251.3      (212.1)      244.2

Number of branches                          -           -          16
Number of full-time equivalent
 employees                                 39           -         537

(in thousands)

Three Months Ended Dec. 31, 2005:

Net interest income                     $(123)         $-     $28,615
Provision for loan losses
                                            -           -       1,962
                                   -----------------------------------

Net interest income after provision
 for loan losses                         (123)          -      26,653

Noninterest income                     10,553      (9,281)      3,403
Noninterest expense
                                       (2,156)        324     (17,050)
                                   -----------------------------------

Income (loss) before income taxes       8,274      (8,957)     13,006
Income tax expense (benefit)
                                         (193)          -       4,564
                                   -----------------------------------
Net income (loss)                      $8,467     $(8,957)     $8,442
                                   ===================================
(in thousands)
Year Ended Dec. 31, 2005:

Net interest income                   $(1,169)       $(17)   $102,342
Provision for loan losses
                                            -           -       6,179
                                   -----------------------------------

Net interest income after provision
 for loan losses                       (1,169)        (17)     96,163

Noninterest income                     36,377     (31,671)     12,138
Noninterest expense
                                       (7,719)      1,056     (64,864)
                                   -----------------------------------

Income (loss) before income taxes      27,489     (30,632)     43,437
Income tax expense (benefit)
                                         (635)          -      15,372
                                   -----------------------------------
Net income (loss)                     $28,124    $(30,632)    $28,065
                                   ===================================


     CONTACT: Western Alliance Bancorporation
              Robert Sarver, 602-952-5445 (Media)
              Dale Gibbons, 702-248-4200 (Investor)